Provision for Income Taxes (Details 1)	12 Months Ended
	Apr. 30, 2015	Apr. 30, 2014
Federal income tax at statutory rate	34.00%	34.00%
State income tax, net of federal benefit	2.60%	2.10%
Permanent differences	0.90%	(5.60%)
Increase in uncertain tax position	(0.80%)	0.00%
Other	(6.90%)	(2.10%)
Change in valuation allowance	(30.80%)	(27.20%)
Changes in tax rates	0.00%	(1.40%)
Income tax expense	(1.10%)	(0.20%)